UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Mass Megawatts Wind Power Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-32465	04-3402789
(State of Incorporation)	(Commission File Number)	( IRS Employer Identification Number)

119 Boston Turnpike #290 Shrewsbury, MA 01545

(Address of principal executive offices) (Zip Code)

(508) 942-3531

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol
Common Stock, no par value	MMMW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The President of the Company noticed the Stockholders to vote for approval or not approve an amendment to the articles of organization. The item voted related to the proposal to approve an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock at a reverse stock split ratio ranging from 1:2 to 1:100, and to authorize the Company’s board of directors to determine the timing of the amendment at its discretion at any time, if at all, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting and the specific ratio of the reverse stock split (the “Reverse Stock Split Proposal”). This action was taken in accordance with the requirements of state and federal laws including the Securities Exchange Act of 1934, as amended, and the regulations promulgated there under, including particularly Regulation 14A. The amendment was passed.

The majority of the total number of shares entitled to vote approved the amendment. Therefore, the vote results constituted a quorum for the transaction of business. As of the record date, February 9, 2024, there were 172,214,579 shares of the Company’s common stock outstanding. There were 119,817,334 shares, or approximately 69.57% of common stock voting.

Of the 119,817,334 shares (69.57% of total issued and outstanding shares) that voted, 97,405,919 shares (56% of the total issued and outstanding shares) voted in favor of the proposal. 21,935,174 shares (13% of the total issued and outstanding shares) opposed the proposal. 476,241 shares (less than one percent of the total issued and outstanding shares) voted to abstain. Voting continued until the start of the Special Meeting of Shareholders on March 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be Signed on its behalf by the undersigned hereunto duly authorized.

/s/ Jonathan Ricker
Jonathan Ricker
Chief Executive Officer
Mass Megawatts Wind Power, Inc.	Dated: March 27, 2024